EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of Intacta Technologies Inc.'s (the "Company") Quarterly Report on Form 10-Q for the period ending June 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Noel R. Bambrough, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        / s / Noel R. Bambrough
                                        -----------------------------------
                                        Noel R. Bambrough
                                        President and
                                        Chief Executive Officer

Date:  August 14, 2002